UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): November 17, 2021 MEREDITH CORPORATION (Exact name of registrant as specified in its charter) Iowa 001-05128 42-0410230 (State or other jurisdiction of incorporation or organization) (Commission File Number) (I.R.S. Employer Identification No.) 1716 Locust Street, Des Moines, Iowa 50309-3023 (Address of principal executive offices) (ZIP Code) Registrant’s telephone number, including area code: (515) 284-3000 Former name or former address, if changed since last report: Not applicable Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act: Title of each class Trading Symbol Name of each exchange on which registered Common Stock, par value $1 MDP New York Stock Exchange Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨

Item 7.01 Regulation FD Disclosure. On November 17, 2021, Tom Harty, Chairman and Chief Executive Officer of Meredith Corporation ("Meredith") sent the email communication furnished as Exhibit 99.1 to this Current Report on Form 8-K to current Meredith employees relating to the proposed acquisition by Gray Television, Inc. ("Gray") of Meredith's local media group business immediately following and subject to the spin-off of Meredith's digital and magazine segments and corporate operations (the "Spin-Off") to Meredith Holdings Corporation ("SpinCo") pursuant to that certain Agreement and Plan of Merger, dated as of May 3, 2021, as amended June 2, 2021 and October 6, 2021, by and among Gray, Gray Hawkeye Stations, Inc., a wholly-owned subsidiary of Gray ("Merger Sub"), and Meredith (the "Merger Agreement"). Pursuant to the Spin-Off, Meredith shareholders are expected to receive a number and class of shares of SpinCo equal to the number and class of shares such shareholder holds in Meredith. The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any of Meredith’s filings under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing. Item 9.01 Financial Statements and Exhibits (d) Exhibits 99.1 Email communication to Meredith Corporation employees dated November 17, 2021 104 Cover Page Interactive Data File (formatted as Inline XBRL) Forward-Looking Statements This Current Report on Form 8-K and the Exhibit attached hereto contain certain forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. These statements are based on management's current knowledge and estimates of factors affecting Meredith and its operations. Forward-looking statements can be identified by words such as may, should, expects, provides, anticipates, assumes, can, will, meets, could, likely, intends, might, predicts, seeks, would, believe, estimates, plans, continues, guidance or outlook, or variations of these words or similar expressions. Actual results may differ materially from those currently anticipated. Statements in this Current Report on Form 8-K and the Exhibit attached hereto that are forward-looking, including statements related to the proposed merger, distribution and spin-off and the timing of the transactions, are based on management's estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond the control of Meredith, Gray and SpinCo. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the timing to consummate the proposed transactions; the risk that a condition to closing of the proposed transactions may not be satisfied and the transactions may not close; management's ability to separate the national media business into an independent publicly-traded company; the diversion of management time on transaction-related issues; change in national and regional economic conditions; pricing fluctuations in advertising; changes in paper and postage prices; reliance on printing suppliers; changes in magazine circulation sales; industry consolidation; technological developments; and major world news events. For more discussion of important risk factors that may materially affect Meredith, Gray and SpinCo, please see the risk factors contained in Gray's Annual Report on Form 10-K for its fiscal year ended December 31, 2020 and Meredith's Annual Report on Form 10-K for its fiscal year ended June 30, 2021, both of which are on file with the SEC. You should also read Meredith's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and Gray's Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, which are also on file with the SEC. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of Meredith, Gray and SpinCo. None of Meredith, Gray or SpinCo assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date. Additional Information and Where to Find It This communication is not a solicitation of a proxy from any shareholder of Meredith. In connection with the transactions contemplated by the Merger Agreement, Meredith has filed relevant materials with the SEC, including a definitive proxy statement. In addition, SpinCo has filed a registration statement on Form 10 with respect to its common stock and class B common stock, which registration statement has been declared effective by the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT MEREDITH, SPINCO, GRAY, MERGER SUB AND THE MERGER AND SPIN-OFF. The proxy statement and Form 10, and other relevant materials, and any other documents filed by Meredith, SpinCo and Gray with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. The documents filed by Meredith may also be obtained for free from the Meredith's Investor Relations web site (http://ir.meredith.com) or by directing a request to the Meredith's Shareholder/Financial Analyst contact, Mike Lovell, Executive Director Corporate Communications, at 515-284-3622. Participants in the Solicitation Meredith and Gray and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of Meredith in connection with the merger and spin-off. Information about Gray's directors and executive officers is available in Gray's definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about Meredith's directors and executive officers is available in Meredith's definitive proxy statement, dated October 27, 2021, for its 2021 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement regarding the merger and Spin-Off that Meredith filed with the SEC on November 8, 2021 and Form 10 registration statement that SpinCo filed with the SEC on November 12, 2021.

SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized. MEREDITH CORPORATION Registrant /s/ Jason Frierott Jason Frierott Chief Financial Officer (Principal Financial and Accounting Officer) Date: November 17, 2021

HEADLINE: Meredith Shareholders Encouraged to Vote in Special Shareholder Meeting Dear Meredith employee, As you read earlier this week, Meredith continues to expect its pending acquisitions by Gray Television and IAC’s Dotdash Media Inc. close on December 1. For those of you who are Meredith shareholders, voting is now available on the proposed sale of Meredith Corp. to Gray Television. This transaction includes the spin-off of Meredith’s digital, magazine, and corporate functions to our shareholders. Your vote matters, and you are encouraged to exercise your shareholder rights by voting. You should have received communication from your broker recently regarding your voteable Meredith shares. The specific process to vote may differ depending on where your shares are located, and the communication you received should include instructions. We also invite you to attend the special virtual Meredith shareholder meeting, during which you will have an opportunity to vote on the Gray merger transaction if you haven’t already done so. The special meeting is to be held on November 30, 2021, at 10 a.m. CST. You may also have received communication regarding Meredith’s regular annual shareholder meeting scheduled for December 29, 2021. That meeting will be cancelled if the Gray merger transaction successfully closes before then. Additional Information and Where to Find It This communication is not a solicitation of a proxy from any shareholder of Meredith Corporation (the “Company”). In connection with the proposed merger and spin-off, the Company has filed relevant materials with the SEC, including a proxy statement (File No. 001-05128) (the "Proxy Statement"). In addition, Meredith Holdings Corporation (“Meredith Holdings”) has filed a registration statement on Form 10 (File No. 000-56367) and a related information statement (the “Registration Statement”) with respect to the proposed spin-off and its common stock. Exhibit 99.1

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THESE MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, MEREDITH HOLDINGS, GRAY, THE GRAY MERGER AND THE SPIN-OFF AND THE CONDITIONS THAT MUST BE SATISFIED TO COMPLETE THE TRANSACTIONS. The Proxy Statement and Registration Statement, and other relevant materials, and any other documents filed by the Company, Meredith Holdings, and Gray with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. The documents filed by the Company may also be obtained for free from the Company's Investor Relations web site (http://ir.meredith.com) or by directing a request to the Company's Shareholder/Financial Analyst contact, Mike Lovell, Executive Director of Corporate Communications, at 515-284-3622. Participants in the Solicitation The Company and Gray and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the proposed Gray merger. Information about Gray's directors and executive officers is available in Gray's definitive proxy statement, dated March 25, 2021, for its 2021 annual meeting of shareholders. Information about the Company's directors and executive officers is available in the Company's definitive proxy statement, dated October 27, 2021, for its 2021 annual meeting of shareholders. Other information regarding the participants and description of their direct and indirect interests, by security holdings or otherwise, is contained in the Proxy Statement and the Registration Statement regarding the proposed Gray merger and spin-off that the Company and Meredith Holdings have filed with the SEC. Exhibit 99.1